UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Townsgate Road, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange
(indicate by check mark)
Common stock, par value $0.01 per share	VEL	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2026, Velocity Financial, Inc. (“Velocity” or the “Company”) issued a press release announcing certain preliminary unaudited financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

The information provided in Item 2.02, including Exhibit 99.1, is intended to be furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

Unregistered Offering of Senior Notes

On January 26, 2026, Velocity issued a press release announcing the offering (the “Offering”) by Velocity Commercial Capital, LLC, a wholly-owned subsidiary of the Company (the “Issuer), of up to $500 million aggregate principal amount of Senior Notes due 2031 (the “Notes”), subject to market and other conditions. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Company. The Notes will not be guaranteed by any of the Company’s subsidiaries at the time of issuance. The Notes are to be sold only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect management’s current views and estimates regarding the prospects of the industry and our prospects, plans, business, results of operations, financial position, future financial performance and business strategy. These forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “should,” “expect,” “intend,” “will,” “would,” “estimate,” “anticipate,” “believe,” “predict,” “prospect,” “potential,” “continue” or “illustrative” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include our expectations regarding our financial and operational information as of and for the fiscal year ended December 31, 2025 after the completion of our closing procedures. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot provide any assurance that these expectations will prove to be correct. The following factors are among those that may cause actual results to differ materially from the forward looking statements: conditions in the real estate markets, the financial markets and the economy generally, fiscal policies or inaction at the U.S. federal government level, which have led to and may in the future lead to federal government shutdowns or negative impacts on the U.S. economy, disruptions in the capital markets, including market fluctuations and economic instability as a result of tariffs, trade restrictions, armed conflict and other geopolitical disruptions or conditions, failure of a third-party servicer or the failure of our own internal servicing system to effectively service our portfolio of mortgage loans, the high degree of risk involved in loans to small businesses, self-employed borrowers, properties in transition, and certain portions of our investment real estate portfolio, additional or increased risks if we change our business model or create new or modified real estate lending products, possibility of receiving inaccurate and/or incomplete information from potential borrowers, guarantors and loan sellers, deficiencies in appraisal quality in the mortgage loan origination process, competition in the market for loan origination and acquisition opportunities, risks associated with our underwriting guidelines and our ability to change our underwriting guidelines, loss of our key personnel or our inability to hire and retain qualified account executives, any inability to manage future growth effectively or failure to develop, enhance and implement strategies to adapt to changing conditions in the real estate and capital markets, risks associated with our ability to successfully identify, acquire, and integrate companies and assets, operational risks, including the risk of cyberattacks and other security incidents, or disruption in the availability and/or functionality of our technology infrastructure and systems, any inability of our borrowers to generate net income from operating the property that secures our loans, the interest margin, cost structure and return on equity of our existing and future securitizations, costs or delays involved in the completion of a foreclosure or liquidation of the underlying property, lender liability claims, requirements that we repurchase mortgage loans or indemnify investors, or allegations of violations of predatory lending laws, economic downturns, including disruptions to business, market and operational conditions related to natural disasters or epidemics, in geographies where our assets are concentrated, environmental liabilities with respect to properties to which we take title, inadequate insurance on collateral underlying mortgage loans and real estate securities, use of incorrect, misleading or incomplete information in our analytical models and data, failure to realize a price upon disposal of portfolio assets that are recorded at fair value, any inability to successfully complete additional securitization transactions on attractive terms or at all, the termination of one or more of our warehouse repurchase and revolving loan facilities, interest rate fluctuations or mismatches between our loans and our borrowings, legal or regulatory developments related to mortgage-related assets, securitizations or state licensing and operational requirements, our ability to maintain our exclusion under the Investment Company Act of 1940, as amended, our ability to comply with laws, regulations and market standards regarding the privacy, use, and security of customer and other regulated information, the influence of certain of our large stockholders over us, litigation and adverse legislative or regulatory changes and unanticipated developments that could prevent, delay, or negatively impact the Offering, as well as other cautionary statements we make in our current, periodic and other filings with the SEC. Our filings are accessible on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Velocity Financial, Inc., dated January 26, 2026

99.2	Press Release of Velocity Financial, Inc., dated January 26, 2026

104	Cover Page Interactive Data File Formatted in online XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

Date: January 26, 2026

	By:	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer and General Counsel